SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report          November 15,1996

PBT MASTER CREDIT CARD TRUST SERIES B (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY (Servicer of the
Trust) (Exact name as specified in Servicer's charter)

Georgia (State or other jurisiction of incorporation of of Master Servicer) 33-47311 (Commission File Number of
Registrant)

58-0513395 (IRS Employer Identification Number
of	Registrant)

One Ravinia Drive,  Suite 1000,  Atlanta, Georgia 30346
(Address of principal executive offices of (Zip Code) Master
Servicer)

Servicer's telephone number, including area code
770-604-7033



Item 5.	Other Events.

On or about November 15,1996, principal and interest in accordance with the Pooling and Servicing Agreement dated as ofJune 1, 1992 (the "Agreement"), among The Prudential Bank and Trust Company, as trustee (the "Trustee"), were distributed to holders ("Certificateholders") of the 6.25% Credit Card ReceivablesCertificates evidencing undivided fractional interests in PBT Master Credit Card Trust in accordance with the Agreement. A copy of the monthly Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the Agreement. A copy of the Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No. 99	Monthly Certificateholders Statement w ith
respect to the November 15,1996 distribution.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	November 15,1996

PBT MASTER CREDIT CARD TRUST SERIES B By: THE PRUDENTIAL
BANK AND TRUST COMPANY, as Servicer


by: Name:   Richard C. Keene Title:   Vice President



INDEX TO EXHIBITS

Exhibit No.				Description		Page

99			Monthly Certificateholders 		1 Statement
with respect to the November 15,1996 distribution.